UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05291

College and University Facility Loan Trust One

(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA 02110

(Address of principal executive offices) (Zip code)

Laura S Cawley

U.S. Bank Corporate Trust Services

One Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 603-6452

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – November 30, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

College and University Facility Loan Trust One

Financial Statements

As of and for the Year Ended

November 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To U.S. Bank National Association, Owner Trustee, The Bank of New York Mellon Trust Company, N.A., Bond Trustee, and the Certificateholders of College and University Facility Loan Trust One:

We have audited the accompanying statement of assets and liabilities of College and University Facility Loan Trust One (the “Trust”), including the schedule of investments as of November 30, 2011 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian; where replies were not received from the custodian, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Trust accounts for its investments under the amortized cost method of accounting, with its loan investments adjusted by an allowance for loan loss. In our opinion, accounting principles generally accepted in the United States of America require that the investments be accounted for under the fair value method of accounting and that the financial statements include the disclosures required under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. Accounting for the investments under the fair value method of accounting, based on management’s estimate of fair value as described in Note 8, would result in an increase of approximately $4,444,000 in the recorded value of the investments as of November 30, 2011, and would result in a change in net assets resulting from operations of approximately $(1,295,000) and $(4,000) for the years ended November 30, 2011 and November 30, 2010, respectively and would also impact the financial highlights presented.

In our opinion, except for the effect on the 2011 and 2010 financial statements and financial highlights of accounting for investments under the amortized cost method of accounting, as discussed in the preceding paragraph, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of College and University Facility Loan Trust One as of November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2012

College and University Facility Loan Trust One

Statement of Assets and Liabilities

November 30,	2011
Assets:

Investments, at amortized cost, net of allowance for loan losses of $257,000	$17,339,615
Cash	50,000
Interest Receivable	346,934
Deferred Bond Issuance Costs	27,245

Total Assets	17,763,794

Liabilities:

Bonds Payable	7,027,206
Bond Interest Payable	370,685
Accrued Expenses and Other Liabilities	168,921
Distributions Payable to Class B Certificateholders	776,171

Total Liabilities	8,342,983

Net Assets:

Class B Certificates, par value $1 - authorized, issued and outstanding - 1,001,643 certificates	1,001,643
Distributions In Excess Of Tax Earnings	(257,000)
Additional Paid-In Capital	8,676,168

Net Assets	$9,420,811

Net Asset Value per Class B Certificate (based on 1,001,643 certificates outstanding)	$9.41

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Statement of Operations

Year ended November 30,	2011
Investment Income:
Interest income	$2,012,760

Expenses:
Interest expense	834,682
Servicer fees	8,911
Trustee fees	62,657
Other trust and bond administration expenses	297,942

Total Expenses	1,204,192

Net Investment Income	808,568

Decrease in Provision for Loan Losses	197,000

Net Increase in Net Assets Resulting From Operations	$1,005,568

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Statement of Cash Flows

Year ended November 30,	2011
Cash Flows From Operating Activities:
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations	$1,005,568
Decrease in loan principal balance	3,591,877
Amortization of purchase discount on Loans	(1,108,484)
Decrease in provision for loan losses	(197,000)
Decrease in investment agreements	870,154
Decrease in interest receivable	121,622
Amortization of deferred bond issuance costs	20,420
Decrease in bond interest payable	(140,434)
Increase in accrued expenses and other liabilities	18,996

Net cash provided by operating activities	4,182,719

Cash Flows From Financing Activities:
Principal repayments on Bonds	(2,662,257)
Distributions to Class B certificateholders	(1,520,462)

Net cash used in financing activities	(4,182,719)

Net Decrease in Cash	—

Cash, beginning of year	50,000

Cash, end of year	$50,000

Supplemental Cash Flow Information:
Cash paid for interest on bonds	$954,696

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Statement of Changes in Net Assets

Year ended November 30,	2011	2010
From Operations:
Net investment income	$808,568	$701,303
Decrease in provision for loan losses	197,000	126,000

Net increase in net assets applicable to Class B certificateholders resulting from operations	1,005,568	827,303

Distributions to Class B Certificateholders From:
Tax return of capital (Note 5)	(1,648,399)	(789,468)

Net Increase (Decrease) in Net Assets	(642,831)	37,835

Net Assets:
Beginning of year	10,063,642	10,025,807

End of year	$9,420,811	$10,063,642

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Financial Highlights

Years ended November 30,	2011		2010		2009		2008		2007

Net asset value, beginning of year	$10.05		$10.01		$10.34		$10.45		$10.52

Net investment income	.81		.70		.70		.50		.84

(Increase) decrease in provision for loan losses	.20		.13		(.12)		—		.10

Distributions to Class B certificateholders from tax return of capital	(1.65)		(.79)		(.91)		(.61)		(1.01)

Net asset value, end of year (c)	$9.41		$10.05		$10.01		$10.34		$10.45

Total investment return (a)	N/A		N/A		N/A		N/A		N/A

Net assets applicable to Class B certificates, end of year	$9,420,811		$10,063,642		$10,025,807		$10,354,920		$10,470,620

Ratios and Supplemental Data:
Ratio of operating expenses to average net assets applicable to Class B certificates	12.36	%(b)	14.82	%(b)	17.35	%(b)	21.08	%(b)	23.47	%(b)

Ratio of net investment income to average net assets applicable to Class B certificates	8.30%		6.98%		6.89%		4.79%		8.00%

Number of Class B certificates outstanding, end of year	$1,001,643		$1,001,643		$1,001,643		$1,001,643		$1,001,643

(a)	The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the fair value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments. As the Trust did not purchase or sell investments during the periods presented, “portfolio turnover” is 0% for all periods presented.
(b)	Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B certificates was 3.79%, 3.65%, 3.42%, 4.60% and 4.28% in 2011, 2010, 2009, 2008 and 2007, respectively.
(c)	The Trust is prohibited, by the terms of its Indenture, from issuing new or redeeming existing Certificates. As such, market value is not presented.

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Notes to Financial Statements

1. Organization and Business

College and University Facility Loan Trust One (the Trust) was formed on September 17, 1987 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by U.S. Bank National Association (successor Owner Trustee), not in its individual capacity but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on September 29, 1987 (the Closing Date) and issued Bonds in five tranches in the aggregate principal amount (at maturity) of $126,995,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of loans made to college and university facilities (the Loans) and certain other funds held under the indenture (the Indenture) and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education (ED) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The Bank of New York Mellon Trust Company, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.16% and a weighted average remaining term to maturity of approximately 19.4 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense Fund, Reserve Fund and Liquidity Fund are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within, and in accordance with the Indenture. On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement, to fund the Reserve Fund to the Maximum Reserve Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date are paid to the Class B certificateholders, as discussed in Note 5. See Note 8 for balances in the respective funds.

2. Summary of Significant Accounting Policies

(a) College and University Facility Loans

The Loans were purchased by the Trust at amounts below the par value of the Loans “purchase discount”.

Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans were recorded at the discounted value below par and are being accounted for under the amortized cost method of accounting, net of any allowance for loan losses. Under the amortized cost method, the difference between the cost of each Loan to the Trust and the

College and University Facility Loan Trust One

Notes to Financial Statements

scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust’s income by applying the Loan’s effective interest rate to the amortized cost of that Loan over the duration of the Loan. Upon a Loan prepayment, the remaining discount is recognized as interest income. The remaining balance of the purchase discount on the Loans as of November 30, 2011 was approximately $3,132,000. For the year ended November 30, 2011, the Trust recognized approximately $1,108,000 of interest income related to the amortization of the purchase discount. As a result of prepayments of Loans during the year ended November 30, 2011, additional interest income of approximately $299,000 was recognized in the Statement of Operations.

Accounting Standard Codification (“ASC”) Topic 820 Fair Value Measurement (“ASC 820”), requires that the Loans be accounted for at fair value. However, management believes that the amortized cost method of accounting, net of any allowance for loan losses, best serves the informational needs of the users of the Trust’s financial statements.

The Trust records an allowance for loan losses based on the Trust’s evaluation of collectability of the Loans within the portfolio. The Loans are classified into three separate pools based on risk and collection performance. The pools are then assigned a reserve percentage based on risk and other factors and a reserve is systematically calculated for the pools:

(1)	General - Loans are performing on a timely basis and where there is no information that leads the Trust to reclassify to a different risk pool.

(2)	Substandard - Loans are generally classified into this category resulting from either historical collection issues or administrative issues with receiving collection that have been on-going. Loans in this pool are not considered uncollectible but due to collection issues, a higher reserve percentage is applied due to the risk profile of this pool.

(3)	Doubtful - A Loan is considered doubtful when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the Loan agreement. Loans in this category are generally assigned a 100% reserve unless facts and circumstances provide evidence that some level of collectability exists. At November 30, 2011, there were no recorded investments in Loans that are considered to be doubtful.

As credit quality for an individual Loan changes, the Loan would be evaluated for reclassification to a different risk pool as described above. Risk ratings to the existing pools may be adjusted based on qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions. Berkadia Commercial Mortgage LLC (“Servicer” or “Berkadia”), formerly Capmark Finance, Inc., monitors credit quality primarily through two trigger points, receipt of financial information that upon review raises credit quality concerns and delinquent payments which then require investigation as to causes of the delinquency. Historically, write-offs have been immaterial and the current macro economic environment for the industry has been robust.

The Trust views all amounts over 30 days past due as delinquent. The Trust is currently accruing interest on all amounts past due.

There are inherent uncertainties with respect to the final outcome of Loans and as such, actual losses may differ from the amounts reflected in the financial statements and could be material.

College and University Facility Loan Trust One

Notes to Financial Statements

(b) Interest Income

The Trust records interest, including amortization of discount, on the Loans as earned. The Loans generally require interest payments on a semiannual basis with rates of interest ranging from 3% to 3.63%. The Trust recognizes purchase discount as interest income on the effective interest method.

The Trust’s policy is to generally discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful. Due to the nature of the loan investments in the Trust, there are instances where payment of the loans and related interest may not be received by the Trust due to documentation issues that require time for the Trust to resolve. In those circumstances, where the past due loan is greater than 180 days but the Trust has concluded it is not a credit issue, the accrual of interest or the accretion of interest discount may continue to be recorded as the Trust believes these amounts to be collectable. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, interest income is generally recognized when received. Payments are generally applied to interest first, with the balance, if any, applied to principal. At November 30, 2011, no Loans have been placed on nonaccrual status. The Trust is currently accruing interest on all delinquent loans. The outstanding principal and the principal amount that is currently past due more than 90 days on such loans is $1,533,000 and $191,000, respectively.

(c) Other Investments

Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two unsecured investment agreements issued by the Federal National Mortgage Association bearing fixed rates of interest of 5% and 8%. These investments are carried at amortized cost. These investment agreements terminate on the earlier of December 1, 2014, or the date on which the Bonds are paid-in-full. Please see Note 8 for discussion of fair value measurement of these investments.

ASC 820 requires that the investments be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements because the Trust cannot sell or dispose of the investment agreements prior to the earlier of December 1, 2014 or the date on which the Bonds are paid-in-full.

(d) Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

College and University Facility Loan Trust One

Notes to Financial Statements

As of November 30, 2011, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust is additionally not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months.

The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Deferred Bond Issuance Costs

Deferred bond issuance costs are being amortized using the effective interest-rate method, assuming that all mandatory semiannual payments will be made on the Bonds as discussed in Note 3, and are included as a component of interest expense.

(f) Presentation of Capital Distributions

Capital distributions are accounted for in accordance with ASC Topic 946 Investment Company (“ASC 946”). ASC 946 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax basis.

In accordance with ASC 946-505, the Trust reclassifies certain amounts from distributions in excess of tax earnings to paid-in-capital. The total reclassification is a decrease of $839,831 as of November 30, 2011. This reclassification has no impact on the net investment income or net assets of the Trust.

The reclassifications are a result of permanent differences between Generally Accepted Accounting Principles (GAAP) and tax accounting for such items as net operating losses and the amortization of purchase discounts on the Loans. Additionally, the amount deducted for the allowance for loan losses is not currently deductible for tax purposes and creates a temporary deficit reflected as distributions in excess of tax earnings in the accompanying statement of assets and liabilities.

Distributions of $0.87 and $0.78 per certificate were declared on May 20, 2011 and November 20, 2011 and paid to certificateholders of record on June 1, 2011 and December 1, 2011, respectively.

The tax character of distributions paid was a return of capital of $1,648,399.

As of November 30, 2011, the components of distributable earnings on a tax basis were related to distributions in excess of tax earnings of $257,000. The distributions in excess of tax earnings consist of the allowance for loan losses of $257,000 which will reverse in future years causing a reduction in taxable ordinary income.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Trust to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, the Trust evaluates the estimates used, including those related to the allowance for loan losses. The Trust bases its

College and University Facility Loan Trust One

Notes to Financial Statements

estimates on historical experience, current conditions and various other assumptions that the Trust believes to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. These estimates are used to assist the Trust in the identification and assessment of the accounting treatment necessary with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions and such differences could be material.

(h) Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand and does not include any short-term investments.

(i) Risk Factors

The Trust’s investments are subject to the following:

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk

The Trust is subject to credit risk to its counterparties of any of its investments if the counterparties fail to perform pursuant to the terms of their agreements with the Trust.

The Trust’s investments are held in escrow by the Bond Trustee. The Bond Trustee has custody of the Trust’s investments. The Trust is subject to counterparty risk to the extent that the Bond Trustee may be unable to fulfill its obligations to the Trust.

Loan payments made to the Trust are received and processed by a third party servicer. The Trust is subject to counterparty risk to the extent that the servicer may be unable to fulfill its obligations to the Trust.

Prepayment Risk

Most of the Loans held by the Trust allow for prepayment of principal without penalty. As such, the Trust is subject to prepayment risk, which could negatively impact future earnings.

(j) Indemnification

Under the Trust’s organizational documents, its Owner Trustee and Bond Trustee may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and certificateholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust may enter into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

College and University Facility Loan Trust One

Notes to Financial Statements

(k) Recent Accounting Pronouncements

In July 2010, the FASB issued Accounting Standards Update No. 2010-20 which amends Receivables (Topic 310) (“ASU No. 2010-20”). ASU No. 2010-20 is intended to provide additional information to assist financial statement users in assessing an entity’s risk exposures and evaluating the adequacy of its allowance for credit losses. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. The Trust adopted ASU 2010-20 for the year ended November 30, 2011 and has made the required disclosures in its Financial Statements.

3. Bonds

The Bonds outstanding at November 30, 2011 consist of the following:

Type	Interest Rate	Stated Maturity	Principal Amount (000’s)
Term	10.55%	December 1, 2014	$7,027

The Bonds are being redeemed, in part, on a pro rata basis by application of mandatory semiannual payments. The redemption price is equal to 100% of the principal amount to be redeemed plus interest accrued to the redemption date. Interest on the Bonds is payable semiannually.

On December 1, 2011, the Trust made the mandatory redemption of $996,482 on the Bonds. The average amount of bond principal outstanding for the year ended November 30, 2011 was approximately $8,375,000.

The aggregate scheduled maturities of the Bonds, including the scheduled mandatory redemptions at November 30, 2011, are as follows:

Fiscal Year	Amount (000’s)
2012	$2,359
2013	2,121
2014	1,767
2015	780

Total	$7,027

The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event the Trust realizes negative cash flows, reserves held in the Liquidity Fund and Reserve Fund have been established and maintained such that, on or before such bond payment date, such funds may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. See Note 8 for balances in the respective funds.

College and University Facility Loan Trust One

Notes to Financial Statements

The cash flows from the December 1, 2011 bond payment date were sufficient to satisfy the Maximum Reserve Requirement of $3,274,311, as required by, and defined in, the Indenture.

4. Administrative Agreements

(a) Servicer

As compensation for the services provided under the servicing agreement, Berkadia receives a servicing fee. This fee is earned on each date of payment for each Loan and is equal to 0.055 of 1% of the outstanding principal balance of such Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30 2011, this fee totaled $8,911. Additionally, per the servicing agreement, the Servicer shall be reimbursed for certain expenditures incurred related to inspection of mortgaged property. For the year ended November 30, 2011, the Servicer was reimbursed $0. There are no amounts due to the Servicer as of November 30, 2011.

(b) Trustees

As compensation for services provided, the Owner and Bond Trustees, are entitled under the Declaration of Trust and the Indenture to receive the following fees:

The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee earned fees of $18,929 and $17,036, respectively, in accordance with the Declaration of Trust agreement, for the year ended November 30, 2011. In addition, the Owner Trustee incurred $22,108 of out-of-pocket expenses.

The Bond Trustee is entitled to an annual fee equal to 0.025 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses such as transaction costs. For the year ended November 30, 2011, total Bond Trustee fees and related expenses amounted to $4,584.

5. Certificates

The holders of the Class B certificates may receive semi-annual distributions declared in May and November of each year, calculated in accordance with the Indenture, from amounts collected by the Trust, on a pro rata basis. While the Bonds remain outstanding, the distributions are paid on the second business day in each June and December and, after the Bonds are paid in full, on the first business day of each month. The certificate holders of the Class B Certificates are entitled to one vote per certificate. At November 30, 2011, the distributions declared on November 20, 2011, of $776,171, which was paid on December 1, 2011, was recorded as distributions payable.

College and University Facility Loan Trust One

Notes to Financial Statements

6. Allowance for Loan Losses

An analysis of the allowance for loan losses for the year ended November 30, 2011 is summarized as follows:

Balance, beginning of year	$454,000
Decrease in provision for loan losses	(197,000)
Charge-offs	—
Recoveries	—

Balance, end of year	$257,000

The reduction in the allowance for loan losses for the year ended November 30, 2011 is primarily from the reduction of delinquent loan amounts that were paid during the year.

Loan classification by credit risk profile as of November 30, 2011 is as follows:

	Amortized Cost (000’s)	Reserve Amount (000’s)	Net (000’s)
General	$7,550	$(75)	$7,475
Substandard	1,217	(182)	1,035
Doubtful	—	—	—

Total	$8,767	$(257)	$8,510

7. Loans

Scheduled principal and interest payments on the Loans as of November 30, 2011 are as follows:

Fiscal Year	Principal Payments (000’s)	Interest Payments (000’s)	Total (000’s)
2012	$1,964	$414	$2,378
2013	1,805	294	2,099
2014	2,840	232	3,072
2015	1,348	148	1,496
2016	1,236	107	1,343
Thereafter	2,706	190	2,896

Total	$11,899	$1,385	$13,284

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments. Prepayments made during the year total $1,203,200.

College and University Facility Loan Trust One

Notes to Financial Statements

The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

The Trust’s aging of outstanding principal amounts as of November 30, 2011 is as follows (in thousands):

Current	30-59 Days Delinquent	60-89 Days Delinquent	Greater Than 90 Days Delinquent	Total Delinquent	Total
$ 8,576	—	—	191	191	$8,767

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

8. Fair Value of Financial Instruments

ASC Topic 825, Financial Instruments (“ASC 825”) requires that entities disclose the estimated fair value for financial instruments, where they are accounted for on a basis other than Fair Value. ASC 825 allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust’s fair value information to independent markets or to other fair value information.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its Loans and Bonds, using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans (excluding any potential prepayments as it is not possible to estimate such prepayments), and scheduled payments on the Bonds.

College and University Facility Loan Trust One

Notes to Financial Statements

The fair values of the long-term fixed-maturity investments are determined by adding a market rate adjustment to the carrying value of the investments. This market rate adjustment is calculated using the net present value of the difference between future interest income to the Trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate is based upon Federal National Mortgage Association bond rates at November 30, 2011, with similar maturity dates to the investment agreements.

The estimated fair value of the Trust’s financial instruments and the amortized cost presented in the accompanying statement of assets and liabilities as of November 30, 2011 is as follows:

	Amortized Costs (000’s)		Fair Value (000’s)
Loans	$8,510	*	$12,081

Investment Agreements:
Reserve Fund	6,230		6,544
Liquidity Fund	2,600		3,159

	$17,340		$21,784

Bonds Payable	$7,027		$8,229

*	Net of allowance for loan losses of $257,000.

9. Subsequent Events

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements. Except for the subsequent distributions disclosed in Notes 3 and 5, the evaluation did not identify any subsequent events that necessitated disclosures and/or adjustments to these financial statements.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

SCHEDULE OF INVESTMENTS

November 30, 2011

(Dollar Amounts in Thousands)

(continued)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost $ (Notes 1 and 2)
	COLLEGE AND UNIVERSITY LOANS (90%)
	—— ALABAMA —
$1,036	University of Alabama	3.00	05/01/2021	12.27	$730
144	University of Montevallo	3.00	05/01/2023	12.3	90
	—— CALIFORNIA —
308	Azusa Pacific University	3.00	04/01/2017	12.96	234
125	Monterey Peninsula College	3.00	10/01/2018	11.95	90
210	San Diego State University	3.00	11/01/2021	11.93	139
435	San Francisco State University	3.00	11/01/2021	11.93	286
	—— INDIANA —
60	Taylor University	3.00	10/01/2010	12.45	60	(D)
	—— MARYLAND —
450	Western Maryland College	3.00	11/01/2016	12.44	346
	—— MASSACHUSETTS —
120	Atlantic Union College	3.00	11/01/2023	12.68	73
505	Boston University	3.00	12/31/2022	11.87	320
	—— MICHIGAN —
380	Albion College	3.00	10/01/2015	12.51	304
1,744	Finlandia University	3.50	08/01/2014	12.70	1,151
	—— MINNESOTA —
107	Augsburg College	3.00	04/01/2016	12.95	82
260	College of St. Thomas	3.00	04/01/2017	12.95	206
	—— NEBRASKA—
33	University of Nebraska	3.00	07/01/2013	10.59	31
	—— NEW HAMPSHIRE —
53	New England College	3.625	10/01/2013	12.37	47

The accompanying notes are an integral part of this schedule.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

SCHEDULE OF INVESTMENTS

November 30, 2011

(Dollar Amounts in Thousands)

(continued)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost $ (Notes 1 and 2)
465	New England College	3.00	04/01/2019	12.96	326
	—— NEW JERSEY —
57	Fairleigh Dickinson University	3.00	11/01/2020	12.09	39
	—— NEW YORK —
210	Long Island University	3.00	06/01/2016	12.34	160
579	Sarah Lawrence College	3.00	11/01/2021	12.64	383
	—— NORTH CAROLINA —
48	Montreat-Anderson College	3.00	12/01/2019	12.19	32
	—— OHIO —
665	Case Western Reserve University	3.00	04/01/2016	10.54	557
27	University of Steubenville	3.375	04/01/2012	12.88	26
129	University of Steubenville	3.00	04/01/2017	12.96	98
	—— PENNSYLVANIA —
232	Carnegie - Mellon University	3.00	11/01/2017	10.45	186
200	Harcum Junior College	3.00	11/01/2015	12.44	161
27	Swarthmore College	3.00	05/01/2014	12.30	24
93	Temple University	3.375	11/01/2014	11.99	81
	—— RHODE ISLAND —
156	Community College of Rhode Island	3.00	04/01/2018	12.10	118
	—— SOUTH CAROLINA —
315	College of Charleston	3.00	07/01/2016	12.02	244
155	Morris College	3.00	11/01/2013	12.42	135
	—— TEXAS —
33	St. Edward’s University	3.625	04/01/2013	12.80	30
123	Texas Tech University	3.625	03/01/2013	10.80	114
355	Texas Tech University	3.50	03/01/2012	10.83	340
	—— VERMONT —
420	Middlebury College	3.00	04/01/2018	12.87	307
1,300	University of Vermont	3.00	10/01/2019	12.19	921
	—— VIRGINIA —
340	Old Dominion University	3.00	06/01/2013	11.70	296

The accompanying notes are an integral part of this schedule.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

SCHEDULE OF INVESTMENTS

November 30, 2011

(Dollar Amounts in Thousands)

(continued)

Outstanding Principal Balance		Description	Stated Interest Rate %	Maturity Date		Internal Rate of Return % (A) (Unaudited)	Amortized Cost $ (Notes 1 and 2)
11,899	(B)	TOTAL COLLEGE & UNIVERSITY LOANS					8,767

		Allowance for loan losses					(257)

		Loans, net of allowance for loan losses					8,510

		INVESTMENT AGREEMENTS (94%)

2,600		FNMA #787 Liquidity Fund	8.00	12/01/2014	(C)	8.00	2,600
6,230		FNMA #786 Reserve Fund	5.00	12/01/2014	(C)	5.00	6,230

8,830		Total Investment Agreements					8,830

$20,729		Total Investments (184.0%)					17,340

		OTHER ASSETS, LESS LIABILITIES (-84%)					(7,919)

		NET ASSETS (100.0%)					$9,421

(A)	Represents the rate of return earned by the Trust based on the purchase discount and the accretion to maturity.
(B)	The tax basis in the Loans is approximately $11,899.
(C)	Terminates at the earlier of December 1, 2014 or the date on which the Bonds are paid-in-full (Note 2).
(D)	The amortized cost on this loan is equal to the outstanding principal balance as the final loan payment is delinquent (Note 2).

The accompanying notes are an integral part of this schedule.

ITEM 2. CODE OF ETHICS

Not applicable to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $114,000

Fiscal year ended 2010 - $114,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $53,000

-$37,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.8 of the Trust’s Indenture.

-$12,000 in connection with Accountants’ Report on Applying Agreed Upon Procedure relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

Fiscal year ended 2010 - $56,500

-$40,500 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.8 of the Trust’s Indenture.

-$12,000 in connection with Accountants’ Report on Applying Agreed Upon Procedure relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11. CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12. EXHIBITS

The following exhibits are attached to this Form N-CSR:

(a)

(1)	Code of ethics or amendments: not applicable to the registrant.

(2)	Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3)	Annual Compliance Statement of the Servicer, Berkadia Commercial Mortgage LLC, is attached.

(4)	Report on Compliance with minimum Master Servicing Standards is attached.

(5)	Berkadia Commercial Mortgage LLC reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the Servicer Agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) College and University Facility Loan Trust One

By (Signature and Title)	/s/ Laura S Cawley, Vice President

Date February 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Bryan Calder, Executive Vice President

Date February 13, 2012